                                 SCHEDULE 14A
                                (RULE 14A-101)

       INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12


                    CANADA LIFE OF AMERICA SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        [CLNY LETTERHEAD APPEARS HERE]


June__, 1998


Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by Canada Life Insurance Company of New York ("CLNY"), you have the right to instruct CLNY how to vote certain shares of Value Equity Portfolio and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the July 27, 1998 special meeting of shareholders of Value Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following:

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") for the Company's Value Equity Portfolio and the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

CLNY is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Contract value is invested, as provided by your Contract, into one or both of the Portfolios. Accordingly, you have the right to instruct CLNY how to vote the shares of Value Equity and/or Managed Portfolio that are attributable to your Contract.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than July 23, 1998.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to Value Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from Contract Owners and annuity account owners. We will also vote shares of Value Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of a Contract or a variable account may give instructions is determined as follows. For each owner the number of votes in Value Equity or Managed Portfolio will be determined by dividing the amount of the Contract's or annuity account's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

/s/Ron Beettam
-----------------------------------------
Ron Beettam
President
Canada Life Insurance Company of New York

                               [CLICA LETTERHEAD]


June __, 1998


Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by Canada Life Insurance Company of America ("CLICA"), you have the right to instruct CLICA how to vote certain shares of Value Equity and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the July 27, 1998 special meeting of shareholders of Value Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following:

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to the Company's Value Equity Portfolio or the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

CLICA is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Contract value is invested, as provided by your Contract, into one or both of the Portfolios. Accordingly, you have the right to instruct CLICA how to vote the shares of Value Equity and/or Managed Portfolio that are attributable to your Contract.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than July 23, 1998.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to Value Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from Contract Owners and annuity account owners. We will also vote shares of Value Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of a Contract or annuity account may give instructions is determined as follows. For each owner the number of votes in Value Equity or Managed Portfolio will be determined by dividing the amount of the Contract's or annuity account's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

/s/Ron Beettam
----------------------------------------
Ron Beettam
President
Canada Life Insurance Company of America

                               [CLICA LETTERHEAD]
                           [trustees of 401(k) plans]


June __, 1998


Dear Contract Owner:

As trustee of an employer-sponsored 401(k) plan holding a group annuity account ("Annuity Account") issued by Canada Life Insurance Company of America ("CLICA"), you have the right to instruct CLICA how to vote certain shares of Value Equity and/or Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") at the July 27, 1998 special meeting of shareholders of Value Equity and Managed Portfolios, and any adjournments thereof (the "Meeting"). To assist you in giving this instruction, enclosed are the following:

     (1)   A Notice of the Meeting;
     (2)   Voting Instruction Form; and
     (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of proposed subadvisory agreements between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to the Company's Value Equity Portfolio or the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio. Accordingly, approval of the proposed subadvisory agreements will not result in an increase of the total operating expenses of either Portfolio. In addition, another purpose will be to transact such other business as may properly come before the Meeting. See the Proxy Statement for Details.

CLICA is one of three shareholders of the Company. Although you are not directly a shareholder of either Portfolio, some or all of your Account value is invested into one or both of the Portfolios. Accordingly, you have the right to instruct CLICA how to vote the shares of Value Equity and/or Managed Portfolio that are attributable to your Account.

To be given effect at the Meeting, we must receive your properly executed Voting Instruction Form(s) at P.O. Box 105087, Atlanta, Georgia 30348, no later than July 23, 1998.

IF WE SO RECEIVE YOUR FORM AND NO CHOICE AS TO THIS PROPOSAL IS SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

If we do not receive timely voting instructions, we will vote the shares of each Portfolio in the same proportion as to those shares attributable to Value Equity or Managed Portfolio for which we have received timely instructions. We will vote shares held in our general account in the same proportion as the instructions received from the owners of Variable Accounts and annuity contracts. We will also vote shares of Value Equity or Managed Portfolio in our best judgment on any other matters which come before the Meeting.

The number of Portfolio shares for which an owner of an Account or variable annuity contract may give instructions is determined as follows. For each owner the number of votes in Value Equity or Managed Portfolio will be determined by dividing the amount of the Annuity Account's or variable annuity contract's value attributable to the Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete and promptly return the Voting Instruction Form using the instructions provided on it. Your instructions are very important, and we appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

/s/
----------------------------------------
[NAME]
President
Canada Life Insurance Company of America

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                      VALUE EQUITY AND MANAGED PORTFOLIOS
                             330 University Avenue
                            Toronto, Canada M5G IR8

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 June __, 1998


TO THE SHAREHOLDERS:

     A special meeting of the shareholders of Value Equity and Managed Portfolios of the Canada Life of America Series Fund, Inc. (the "Company"), will be held at 10:00 a.m. on Monday, July 27, 1998, and any adjournments thereof (the "Meeting"), at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, for the following purposes:

(1) To approve subadvisory agreements between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to Value Equity Portfolio and the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio; and

(2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Canada Life Insurance Company of America ("CLICA") and Canada Life Insurance Company of New York ("CLNY") are shareholders of each Portfolio. However, CLICA and CLNY hereby solicit and agree to vote the shares of Value Equity and Managed Portfolios at this Meeting in accordance with the timely instructions received from owners of variable annuity contracts ("Contracts") funded through Canada Life of America Variable Annuity Account 1 and Canada Life of New York Variable Annuity Account 1, and from trustees of employer-sponsored 401(k) plans holding group annuity accounts ("Accounts") funded through Canada Life of America Annuity Account 2, each of which invests in shares of Value Equity and/or Managed Portfolios.

As a Contract Owner of record, or as trustee of an employer-sponsored 401(k) plan that is an Account Owner, as of the close of business on May 29, 1998, you have the right to instruct CLICA or CLNY as to the manner in which shares of Value Equity and/or Managed Portfolio attributable to your Contract or Account should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of Value Equity and/or Managed Portfolio for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be acted upon at the Meeting.

YOUR INSTRUCTIONS ARE IMPORTANT. Please read the attached Proxy Statement and complete the enclosed Voting Instruction Form and return it promptly in the enclosed postpaid return envelope.


     By Order of the Board of Directors

                                   /s/ Roy W. Linden
                                   ------------------------------------------
                                   Roy W. Linden, Assistant Secretary
June __, 1998                      Canada Life of America Series Fund, Inc.

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                      VALUE EQUITY AND MANAGED PORTFOLIOS

PRINCIPAL EXECUTIVE OFFICE                    MAILING ADDRESS
330 University Avenue                         P.O. Box 105087
Toronto, Canada  M5G IR8                      Atlanta, Georgia  30348

                                 June __, 1998

                      PROXY STATEMENT TO PERSONS ENTITLED
                          TO GIVE VOTING INSTRUCTIONS
                              IN CONNECTION WITH
              CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1,
                   CANADA LIFE OF AMERICA ANNUITY ACCOUNT 2,
                                      AND
              CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1

                   Soliciting Instructions for the Voting of
                 Shares of Value Equity and Managed Portfolios
                  of Canada Life of America Series Fund, Inc.
               at the Special Meeting of Shareholders to be held
                               on July 27, 1998

This Proxy Statement is first being furnished on June __, 1998 in connection with a solicitation by Canada Life Insurance Company of America ("CLICA"), Canada Life Insurance Company of New York ("CLNY"), and Canada Life of America Series Fund, Inc. (the "Company") of voting instructions from owners of variable annuity contracts (the "Contracts") and trustees of employer-sponsored 401(k) plan owning annuity accounts (the "Accounts") entitled to give such instructions for use at the special meeting of shareholders of the Company's Value Equity and Managed Portfolios, to be held at 10:00 a.m. on Monday, July 27, 1998, and any adjournment thereof (the "Meeting"), at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, for the purposes set forth below and in the accompanying Notice of the Meeting. At the Meeting, shareholders of each Portfolio will be asked:

     (1) To approve a subadvisory agreement between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to the Company's Value Equity or Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio; and

     (2) To transact such other business as may properly come before the Meeting.

CLICA is a stock life insurance company with assets as of December 31, 1997 of approximately $2.7 billion. It was incorporated under Michigan law on April 12, 1988 and is principally engaged in issuing and reinsuring annuity policies. CLICA is admitted in 49 states and the District of Columbia. CLICA is a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada, with a U.S. home office in Atlanta, Georgia. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889 with consolidated assets as of December 31, 1997 of approximately $27.7 billion.

CLNY is a stock life insurance company with assets as of December 31, 1997 of approximately $282 million. It was incorporated under New York law on June 7, 1971 and is principally engaged in issuing annuity and life insurance policies in the State of New York. CLNY is a wholly owned subsidiary of The Canada Life Assurance Company.

CLCM, which is located at 6151 Powers Ferry Road, N.W., Atlanta, Georgia 30339, has served as investment adviser to the Company since May 1, 1995.

CLICA's Board of Directors established Canada Life of America Variable Annuity Account 1 ("Variable Account 1") as a separate investment account of CLICA on July 22, 1988 and Canada Life of America Annuity Account 2 ("Annuity Account 2") as an unregistered separate account of CLICA on September 14, 1992. CLNY's Board of Directors established Canada Life of New York Variable Annuity Account 1 ("New York Variable Account") as a separate investment account of CLNY on September 13, 1989. Variable Account 1, Annuity Account 2 and New York Variable Account are referred to, collectively, as the "Accounts." Variable Account 1 and New York Variable Account are registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Act") as unit investment trusts.

Contract Owners may allocate net premiums and policy value among the sub-accounts of their particular Account, including Value Equity Sub-Account and Managed Sub-Account (each, a "Sub-Account"). The assets of each Sub-Account are, in turn, invested in shares of the corresponding Portfolio of the Company. Each Portfolio represents a separate investment portfolio of the Company, which is a Maryland corporation organized on February 23, 1989. The Company is registered with the Commission as an open-end, management investment company under the Act. For purposes of this Proxy Statement, a Contract or Account Owner who allocates premiums or policy value to Value Equity Sub-Account will be eligible to give voting instructions with regard to the interests in Value Equity Portfolio, and a Contract or Account Owner who allocates premiums or policy value to Managed Sub-Account will be eligible to give voting instructions with regard to the interests in Managed Portfolio.

The proposals will be voted upon at the Meeting to be held on July 27, 1998. The expense of the solicitation of voting instructions for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement and the accompanying Notice of the Meeting and Voting Instruction Form, will be borne by CLICA and/or CLNY.

                 RECORD DATE; VOTING RIGHTS; OUTSTANDING SHARES

Contract and Account owners of record as of the close of business on May 29, 1998 will be entitled to be present and give voting instructions at the Meeting. As of that date, there were 856,325.696 shares of Value Equity Portfolio and 1,268,597.923 shares of Managed Portfolio outstanding.

Under an undertaking made in the Variable Account 1, Annuity Account 2, and New York Variable Account prospectuses, CLICA and CLNY will vote shares of each Portfolio in accordance with timely voting instructions received from Contract and Account owners. To be timely and given effect, properly executed Voting Instruction Forms must be forwarded to CLICA or CLNY at P.O. Box 105087, Atlanta, Georgia 30348, Attn.. Roy W. Linden, Assistant Secretary, not later than 5:00 p.m., Eastern time, on July 23, 1998. If no choice is specified for the proposal to be voted upon at the Meeting, the timely return of the Voting Instruction Forms shall be deemed to be an instruction to vote such shares in favor of such proposal. Accordingly, such shares will be voted by CLICA or CLNY in favor of the Subadvisory Agreement between CLCM and INDAGO.

You may revoke your Voting Instruction Form at any time prior to its being voted, by notifying the President or Secretary of the Company, at its Executive Offices, in writing.

CLICA and CLNY will vote the shares of a Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to that Portfolio for which timely instructions are received. CLICA and CLNY will vote the shares held in their general accounts in the same proportion as those shares attributable to that Portfolio for which timely instructions are received. CLICA, The Canada Life Assurance Company or their affiliates will vote Portfolio shares held in their unregistered separate accounts in their discretion. Portfolio shares will also be voted in the best judgment of CLICA and CLNY on any other matters which come before the meeting.

The number of Portfolio shares in the Sub-Account for which an owner may give instruction is determined by dividing any portion of the Contract's or Account's value derived from participation in that Sub-Account by the value of one share in the Value Equity or Managed Portfolio determined as of the record date. Each share of a Portfolio is entitled to one vote. Fractional votes will be counted.

The vote required to approve the matters scheduled to come before this meeting are set forth below.

                                   BACKGROUND

INDAGO, formerly Canada Life Investment Management Limited, is owned 50% by The Canada Life Assurance Company and 50% by certain employees of INDAGO, through an employee-owned holding company. INDAGO does not have any additional shareholders, nor are there any other persons with a material direct interest in INDAGO. Prior to July 15, 1997, INDAGO was a wholly owned subsidiary of The Canada Life Assurance Company. INDAGO provides investment advisory services to CLICA and The Canada Life Assurance Company in connection with the insurers' institutional and qualified retirement plan business.

Upon approval by a Portfolio's shareholders, INDAGO would provide investment subadvisory services to Value Equity Portfolio and to the equity portion of Managed Portfolio, in each case under a written subadvisory agreement approved at the May 21, 1998 meeting of the Company's Board of Directors. Each subadvisory agreement was voted upon and approved by the Company's directors, including a majority of the directors who are not interested persons of either CLCM or INDAGO (as defined under the Act), at that Board meeting. Because
Section 15(a) of the Act prohibits any person from serving as an investment adviser or subadviser to a registered investment company except under a written contract that has been approved by the shareholders of the registered investment company, in order for INDAGO to provide investment subadvisory services to the Value Equity or Managed Portfolio, Contract and Account owners must approve the subadvisory agreement between CLCM and INDAGO. The form of the subadvisory agreements is attached as an Exhibit. Owners should read the subadvisory agreement carefully. Under each proposed subadvisory agreement, CLCM is responsible for the monthly payment of subadvisory fees to INDAGO at the annual rate of 0.25% of the average daily net asset value of Value Equity Portfolio or the equity portion of Managed Portfolio. Under each agreement, the Company is not obligated to pay fees to INDAGO. Accordingly, approval of the proposed subadvisory agreement will result in no increase in the total operating expenses of either Portfolio.

CLCM believes that INDAGO as the subadviser for the Value Equity and Managed Portfolios would benefit the Company, Portfolios and their shareholders, and Contract and Account owners. As discussed below, INDAGO has substantial experience advising equity portfolios, a successful track record for the portfolios it has advised, and highly educated and experienced personnel.

                                   PROPOSAL
                          APPROVAL OF NEW INVESTMENT
                            SUBADVISORY AGREEMENTS

Contract and Account owners are being asked to approve subadvisory agreements between CLCM and INDAGO to permit INDAGO to serve as the investment subadviser for Value Equity Portfolio and for the equity portion of Managed Portfolio. INDAGO, located at 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5, currently serves as investment subadviser for the Company's International Equity Portfolio.

The proposed subadvisory agreements for Value Equity and Managed Portfolios were approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the subadvisory agreement or of the parties to the agreement, at a meeting held on May 21, 1998. As noted earlier, CLCM will be responsible for any fees payable under the subadvisory agreement to INDAGO; neither the Company nor either Portfolio will be responsible for any payments to INDAGO under a subadvisory agreement.

If a proposed subadvisory agreement is approved by the shareholders of Value Equity or Managed Portfolio, the agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month
periods, provided that the continuance is approved at least annually:   (1) by
the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of Value Equity or Managed Portfolio, as the case may be, and,
(2) by a majority of the Company's directors who are not parties to the subadvisory agreement or interested persons of any such party (other than as directors of the Company).

If the shareholders of Value Equity or Managed Portfolio do not approve the proposed subadvisory agreement, CLCM and the directors would obtain interim subadvisory services for the Portfolio, either from INDAGO or from another advisory organization. Thereafter, the directors would either negotiate a new investment subadvisory agreement for Value Equity or Managed Portfolio with an investment advisory organization selected by the directors or make other appropriate arrangements, in either event subject to approval by the shareholders of the Value Equity or Managed Portfolio.

DESCRIPTION OF THE SUBADVISORY AGREEMENT

As noted earlier, the material terms of the proposed subadvisory are substantially similar to those of the current advisory agreement for each Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for each Portfolio. Each Portfolio pays CLCM an annual advisory fee of 0.50% of the average daily net asset value of the Portfolio. Under the terms of the proposed subadvisory agreements, INDAGO agrees to manage the investment and reinvestment of the assets of Value Equity Portfolio or the equity portion of Managed Portfolio and continuously to review, supervise and administer the Portfolio's investments, subject to the supervision of the Company's Board of Directors and CLCM. INDAGO agrees to be responsible for placing orders for the purchase and sale of the investments directly with brokers and dealers selected by it in its discretion. INDAGO also agrees to furnish to CLCM and the Board of Directors, which has overall responsibility for the business and affairs of the Company and its Portfolios, periodic reports on the investment performance of Value Equity and the equity Portion of Managed Portfolio. In consideration for the services to be provided by INDAGO, CLCM agrees to pay INDAGO annual subadvisory fees of 0.25% of the average daily net asset value of Value Equity Portfolio and the equity portion of Managed Portfolio.

Each subadvisory agreement provides that INDAGO shall not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the agreement shall be deemed to protect, or purport to protect, INDAGO against any liability to Value Equity or Managed Portfolio or to the shareholders of the Portfolio to which INDAGO would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of INDAGO's reckless disregard of its obligations and duties under the agreement.

Pursuant to the 1940 Act, each subadvisory agreement may be terminated at any time, without penalty: (1) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Value Equity or Managed Portfolio, or (2) by INDAGO, in each case on 60 days' written notice to the other party.

The terms of each subadvisory agreement obligate INDAGO to manage the Value Equity or Managed Portfolio in accordance with applicable laws and regulations. INDAGO's provision of investment advisory services to the Portfolios is not exclusive under the terms of the subadvisory agreement. INDAGO is free to, and does render, investment advisory services to others. See "Information About INDAGO" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Under each proposed subadvisory agreement, INDAGO agrees to be responsible for the investment decisions of Value Equity or the equity portion of Managed Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of any brokerage commissions. Neither Portfolio would have any obligation to deal with any dealer or groups of dealers
in the execution of transactions in portfolio securities.   In placing orders,
it is the Company's policy on behalf of each of Value Equity and Managed Portfolios to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While INDAGO would generally seek reasonably competitive spreads or commissions, a Portfolio would not necessarily be paying the lowest spread or commission available.

If the securities in which the Portfolios invest are traded primarily in the over-the-counter market, where possible, a Portfolio would deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. The cost of securities transactions for a Portfolio would consist primarily of brokerage commissions or dealer or underwriter spreads.

While INDAGO would seek to obtain the most favorable net results in effecting transactions for either Portfolio, dealers who provide supplemental investment research to INDAGO may receive orders for transactions by the Portfolio. Such supplemental research service ordinarily would consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in INDAGO's judgment, a Portfolio would be benefited by such supplemental research services, INDAGO would be authorized to pay spreads or commissions to brokers or dealers furnishing such services that are in excess of spreads or commissions that another broker or dealer may charge for the same transaction. Information so received would be in addition to, and not in lieu of, the services required to be performed by INDAGO under a subadvisory agreement. INDAGO's expenses would not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, INDAGO might use such supplemental research in providing investment advice to its other advisory accounts. INDAGO would not use affiliated brokers to execute portfolio transactions on behalf of either Portfolio.

EVALUATION BY THE BOARD OF DIRECTORS

At the Company's Board meeting held on May 21, 1998, the Board of Directors, including those directors that are not interested persons to the subadvisory agreements, reviewed and discussed information regarding the agreements. In evaluating the appointment of INDAGO as subadviser to Value Equity and Managed Portfolios, the Board of Directors reviewed materials furnished by CLICA, CLCM and INDAGO relevant to their decision. Those materials included information regarding INDAGO, its personnel, operations and financial condition; the performance of the U.S. equities held by INDAGO's clients compared with that of the S&P 500 Stock Index for various periods ended March 31, 1998; the terms of the subadvisory agreement; and the reasons CLCM was recommending the appointment of INDAGO as subadviser to the Portfolios.

At the meeting held on May 21, 1998, the directors evaluated INDAGO's experience and expertise generally by considering such factors as: current assets under management as of April 30, 1998 in terms of total assets by asset class and by type of asset pools managed; a description of the type of clients for which INDAGO has performed investment advisory services; the fees INDAGO charges its other clients for investment advisory services; and the length of INDAGO's service to such other clients. The directors noted that INDAGO has rendered investment advisory services on behalf of separate accounts sponsored by The Canada Life Assurance Company since the incorporation of INDAGO's predecessor, Canada Life Investment Management Limited in 1977 and that certain of those separate accounts invest in portfolios with investment objectives similar to the Value Equity and equity portion of Managed Portfolios. As of December 31, 1997, The Canada Life Assurance Company separate accounts managed by INDAGO held $5.6 billion (CDN) in assets.

In response to questions from the independent directors, representatives of CLCM and INDAGO summarized INDAGO's investment performance generally and noted that INDAGO currently serves as investment subadviser to the Company's International Equity Portfolio.

The directors considered the educational and professional background and investment management experience of INDAGO's fifteen investment advisory personnel. The directors were presented with information as to the asset class teams and their focus and responsibilities as well aggregate experience, which reflected, among other things, that a number of INDAGO's investment advisory personnel held a Chartered Financial Analyst designation and/or a Masters in Business Administration. The information also reflected that the experience of INDAGO's Global Equity Team combined for nearly fifty-five years of experience in rendering investment advisory services. The directors also were provided with information as to INDAGO's internal investment policies for diversification to minimize overall risk.

INDAGO personnel briefly summarized their multi-stage investment process used in selecting securities, including, at Stage 1, the characteristics used in creating the universe from which stocks were selected and INDAGO's global industry approach; at Stage 2, the method of determining the particular geographic allocation based the factors of cyclical profitability, interest rates, valuation, and momentum; and, at Stage 3, the method of selecting particular stocks for buys or sells based on their ranking system and company analysis module. Next INDAGO's personnel described for the directors their internal portfolio monitoring process, including their tracking system, analysis of sector weightings, and their current U.S. equity strategy.

The directors were provided with information as to the subadvisory fees to be charged by INDAGO on the assets of Value Equity and the equity assets of Managed Portfolios and the advisory fees charged other INDAGO clients for similar services rendered. Advisory fees charged by INDAGO to other clients range from
 .10% to .45% of fund net assets compared with the subadvisory fee of .25% payable by

CLCM to INDAGO with respect to each Portfolio. The directors also considered the subadvisory fees in light of the services to be rendered under the subadvisory agreements.

The directors reviewed INDAGO's financial statements for the years ended December 31, 1997 and December 31, 1996. INDAGO's financial statements generally demonstrated consistent asset levels and revenues.

Based on its review, the Board of Directors approved each subadvisory agreement and determined to recommend that Contract owners approve the agreements. In this regard, it was noted that INDAGO had substantial experience advising equity portfolios, a successful track record for the accounts and portfolios it advised, and highly educated and experienced personnel and that the proposed subadvisory fees were reasonable and fair for the investment advisory services rendered. Accordingly, after consideration of the above, and such other factors and information it deemed relevant, the Board of Directors, including each director who is not an interested person of either CLCM or INDAGO, unanimously approved each subadvisory agreement and voted to recommend its approval by shareholders of Value Equity and Managed Portfolios.

Subsequent to the Board Meeting, CLCM provided the directors with additional materials to supplement the Board meeting discussion with respect to INDAGO's performance record. The supplemental materials were for certain specified periods ended April 30, 1998 and included an in-depth analysis of INDAGO's equity investment performance compared with the overall equity performance of the U.S. stock market based on the S&P 500 Stock Index (the "Index"). The first set of materials, derived from two predetermined universes of The Frank Russell System, analyzed the performance of the equity securities included in two U.S. equity products advised by INDAGO (the U.S. equity portion of its global equity product and its U.S. life insurance product). One Russell universe was based upon equity separate accounts (including cash), and the second Russell universe was the "equity-only segments of separate accounts" and included 21 participants. The second set of materials, derived from the Mobius System, was based upon equity managers with amounts of approximately $650 million under management and included 13 accounts managed by 11 investment managers.

For the U.S. equity portion of the global equity product advised by INDAGO, the directors reviewed the following performance comparisons: (1) calendar returns for the years 1993 through 1997 and the 1998 year-to-date period; (2) trailing period returns for the one-, three-, five- and ten-year and the 1998 year-to-date periods; (3) returns/risk calculations for the five-year period, including the Sharpe Ratio and a risk-return scattergram; (4) a manager contribution chart that showed on a quarterly basis, the relative amount of value or over/underperformance compared with the Index, and (5) a risk and market cycle analysis and a market cycle analysis. For the INDAGO-advised life insurance product, which had commenced operations in July of 1995, only limited analyses could be conducted. The directors reviewed: (1) calendar year returns the years 1996 and 1998 and the 1998 year-to-date period; (2) returns for the one-year, two-year annualized and the year-to-date periods; (3) trailing period returns for the one-year period; and (4) returns/risk calculations for the two-year period. After their review, the directors noted that overall, these performance comparisons reflect that INDAGO's performance generally has exceeded the average of, or was comparable to, the performance of those universes. Accordingly, the directors advised CLCM that they reaffirmed their May 21, 1998 appointment at the Board meeting of INDAGO as investment subadviser for the Value Equity and Managed Portfolios.

INFORMATION ABOUT INDAGO.

INDAGO, a registered investment adviser under the Investment Advisers Act of 1940, has conducted investment management services since its organization in 1977. INDAGO has entered into agreements to provide investment advisory services for The Canada Life Assurance Company and CLICA with respect to individual and institutional accounts and managed approximately $6.7 billion (CDN) in assets as of December 31, 1997. INDAGO's principal executive offices and directors and their principal occupations for the past five years are listed on the following chart.


NAME AND POSITION WITH INDAGO, PRINCIPAL OCCUPATION
---------------------------------------------------

James Henry Ruess               Financial Vice President,
Chairman and Director           The Canada Life Assurance Company**

John Knox Sandford Fleming      President,
President and Director          INDAGO*

Gary Victor Kondrat             Chief Investment Officer,
Chief Investment Officer        INDAGO*

Gary Michael Morris             Vice President and Portfolio Manager, Fixed
Vice President                  Income, INDAGO*

Helen Jean Chisholm-Owen        Vice President and Portfolio Manager,
Vice President                  Canadian Equities, INDAGO*

John Manville Vipond            Vice President and Portfolio Manager, Canadian
Vice President                  Equities, INDAGO*

Thomas Ralph Henry Tibbles      Vice President and Portfolio Manager, Foreign
Vice President                  Equities, INDAGO*

Alexander Patrick Symons        Retired February 1998; prior thereto,
Director                        Executive Vice President,
                                The Canada Life Assurance Company**

John Gordon Fleming             Retired February of 1994; prior thereto,
Director                        Executive Vice President & Treasurer, The Canada
                                Life Assurance Company**

Diane Haflidson                 Vice President and Portfolio Manager, Foreign
Vice President                  Equities, INDAGO*


* The principal business address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5.

** The principal business address is 330 University Avenue, Toronto, Ontario,
   Canada M5G 1R8.

Since 1977 INDAGO has served as investment adviser to individuals, pension, profit sharing and other employee benefit plans, trusts, endowments, foundations and corporations. INDAGO serves as investment adviser for certain unregistered segregated accounts consisting of U.S. and foreign stocks, bonds and money market securities sponsored by The Canada Life Assurance Company. Such segregated accounts had approximate net assets as of December 31, 1997 of $6.7 billion (CDN), of which INDAGO managed approximately $5.6 billion (CDN). For the fiscal year ended December 31, 1997, INDAGO received aggregate advisory fees of approximately $6 million.

INDAGO currently subadvises the Company's International Equity Portfolio, with assets of approximately $4.77 million as of December 31, 1997. For providing its services to the Portfolio, CLCM pays INDAGO an annual sub-advisory fee equal to .30% of the average daily net assets.

VOTE REQUIRED

Approval of each subadvisory agreement requires the affirmative vote of "a majority of the outstanding voting securities" of Value Equity or Managed Portfolio, as the case may be, as that term is defined under the Act. Under the Act, the vote of "a majority" means the affirmative vote of the holders of the lesser of: (1) 67% or more of the shares of the Portfolio present in person or by proxy at the Meeting if the holders of more than 50% of the outstanding shares are so present or so represented, or (2) more than 50% of such outstanding shares.

SUBMISSION OF SHAREHOLDER PROPOSALS

It is anticipated that, following the Meeting to be held on July 27, 1998, the Company will not hold any meetings of shareholders except as required by federal or Maryland state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to Roy W. Linden, Assistant Secretary of the Company, P.O. Box 105087, Atlanta, Georgia 30348.

THE COMPANY'S ANNUAL REPORT IS AVAILABLE UPON REQUEST FREE OF CHARGE. FOR A COPY OF THE ANNUAL REPORT PLEASE SEND YOUR REQUEST TO VARIABLE ANNUITY ADMINISTRATION AT P.O. BOX 105087, ATLANTA, GEORGIA, 30348 OR CALL 1-800-905-1959. UPON RECEIPT OF YOUR REQUEST AND VERIFICATION OF OWNERSHIP OF A VARIABLE ANNUITY CONTRACT ISSUED THROUGH VARIABLE ACCOUNT 1 OR NEW YORK VARIABLE ACCOUNT, OR YOUR OWNERSHIP OF SHARES OF ANNUITY ACCOUNT 2, A COPY OF THE APPLICABLE ANNUAL REPORT WILL BE IMMEDIATELY FORWARDED TO YOUR ADDRESS VIA FIRST CLASS MAIL.

YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM.

                                    EXHIBIT

                                    Form of
                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made as of the 1st day of August, 1998 between CL Capital Management, Inc. (the "Investment Adviser"), a Georgia corporation, and INDAGO Capital Management Inc. (the "Subadviser"), a Canadian corporation:

                              W I T N E S S E T H:

     WHEREAS, Canada Life of America Series Fund, Inc., a Maryland corporation (the "Fund"), is engaged in business as an open-end, management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments; and

     WHEREAS, the Fund currently comprises six classes of stock (together with any classes subsequently added, the "Series"), each of which pursues its investment objective through separate investment policies; and

     WHEREAS, the Subadviser is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Adviser to act as investment manager of the Fund's Series as set forth in the Investment Advisory Agreement between the Fund and the Investment Adviser dated May 1, 1995 (the "Investment Advisory Agreement"); and

     WHEREAS, the Fund and the Investment Adviser desire to retain the Subadviser to render certain investment advisory services to Value Equity Series in the manner and on the terms hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Investment Adviser and the Subadviser hereby agree as follows:


                                   ARTICLE I
                                   ---------

                           Duties of the Subadviser
                           ------------------------

     The Investment Adviser hereby employs the Subadviser to act as the investment adviser of the Fund's Value Equity Series and to furnish the investment advisory services described below, subject to the supervision of the Fund's Board of Directors and the Investment Adviser, for the period and on the terms and conditions set forth in this Agreement. The Subadviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or Series in any way or shall in no way be deemed an agent of the Fund or Series.

     The Subadviser shall provide Value Equity Series with such investment research, advise and supervision as the Subadviser may from time to time consider necessary for the proper supervision of the assets of such Series, shall furnish continuously an investment program for such Series, shall determine from time to time which securities shall be purchased, sold or exchanged, determine how voting and other rights with respect to the securities of Value Equity Series shall be held in the various securities in which the Series invests or cash, and shall take such steps as are necessary to implement any overall investment plan for such Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Subadviser's services shall be subject always to the control and supervision of the Fund's Board of Directors and the Investment Adviser, the restrictions of the Articles of Incorporation and Bylaws of the Fund, as amended from time to time, the provisions of the Investment Company Act, the statements relating to the investment objective, investment policies and investments restrictions of Value Equity Series as the same are set forth in the currently effective registration statement relating to the shares of Value Equity Series under the Securities Act of 1933, as amended, and the Investment Company Act (the "Registration Statement"), the Securities Exchange Act of 1934, as amended, appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Should the Fund's Board of Directors at any time make any definite determination as to investment policy and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Investment Adviser acknowledges and agrees that it has sole responsibility to ensure that Subadviser is properly informed of such policies and restrictions applicable to Value Equity Series, including without limitation as are: (1) contained in the Fund's Prospectus; (2) set forth in the Code; and
(3) set forth pursuant to state insurance law.

     The Investment Adviser also acknowledges and agrees that it will be responsible for providing the Subadviser with all necessary compliance reports to enable the Subadviser to make purchases and sales for Value Equity Series in accordance with the policies and restrictions to which such Series is subject. The Investment Adviser also agrees that it or the Fund is responsible for providing or arranging for the provision of, accounting, custodial and any other administrative services necessary to administer the business and other affairs of the Fund and the Series.

     The Subadviser shall take, on behalf of Value Equity Series, all actions that it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for such Series' account with brokers or dealers selected by it, and, to that end, the Subadviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of Value Equity Series. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of Value Equity Series, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, and other federal securities law and regulations, and other applicable provision of law, the Subadviser may select brokers or dealers with which it or the Fund is affiliated.

     In addition to seeking the best price and execution, the Subadviser may also take into consideration research and statistical information and wire and other quotation services provided to the Subadviser which may justify brokerage commissions at a higher cost to the Series then may result when allocating brokerages to other brokers on the basis of seeking best price. However, the Subadviser shall select only brokers whose commissions it believes are reasonable.

     The Subadviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Subadviser in connection with the performance of its obligations under this Agreement or in connection with other Advisory or investment operations.

                                  ARTICLE II
                                  ----------

                          Investment Subadvisory Plan
                          ---------------------------

     The payment of investment advisory fees and the allocation of charges and expenses between the Fund and the Investment Adviser are set forth in the Investment Advisory Agreement, and nothing in this Subadvisory Agreement shall change or affect that arrangement. The payment of investment advisory fees and the apportionment of any expenses related to the services of the Subadviser shall be the sole concern of the Investment Adviser and the Subadviser and shall not be the responsibility of the Fund or Value Equity Series.

     For the services rendered pursuant to this Agreement, Investment Adviser will pay the Subadviser at the end of each calendar month, a fee, calculated daily based upon the average daily value of the net assets of Value Equity Series, as determined and computed in accordance with the description of the determination of the net asset value contained in the Registration Statement for Value Equity Series, at the annual rate of 0.25%.


                                  ARTICLE III
                                  -----------

                            Limitation of Liability
                            -----------------------

     Subject to Section 36 of the Investment Company Act, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Value equity Series, and the performance of its duties hereunder, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder.

     The federal and state securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the shareholders may have under those laws.


                                  ARTICLE IV
                                  ----------

                         Activities of the Subadviser
                         ----------------------------

     The services of the Subadviser to Value Equity Series are not deemed to be exclusive, and the Subadviser is free to render services to others.

     It is agreed that the Subadviser may use any supplemental investment research obtained for the benefit of Value Equity Series in providing investment advice to its other investment advisory accounts. The Subadviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Subadviser or other entities advised by the Subadviser will be considered by and may be useful to the Subadviser in carrying out its obligations to Value Equity Series.

     Securities held by Value Equity Series may also be held by separate investment accounts or other mutual funds for which the Subadviser may act as an investment adviser or by the Subadviser or its affiliates. Because of different investment objectives or other factors, a particular security may be brought by the Subadviser or its affiliates or for one or more clients when one or more other clients are selling the same security. If purchases or sales of securities for Value Equity Series or other entities for which the Subadviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Subadviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, it is recognized that there may be an adverse effect on price.

     It is agreed that, on occasions when the Subadviser deems the purchase or sale of a securities to be in the best interest of Value Equity Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transactions, will be made by the Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to Value Equity Series and to such other accounts of companies. It is recognized that in some cases this procedures may adversely affect the size of the position obtainable for Value Equity Series.

                                   ARTICLE V
                                   ---------

                               Books and Records
                               -----------------

     The Subadviser agrees that all books and records that it maintains for Value Equity Series shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund or its authorized representatives shall have the right to copy any records in the possession of the Subadviser that pertain to Value Equity Series and as the Fund shall require in accordance with applicable law. Such books, records, information or reports shall be available to properly constituted governmental authorities consistent with state and federal law and or regulations. The Subadviser shall keep confidential and shall not disclose or use any records or information obtained pursuant to this Agreement except as expressly required by state or federal law and/or regulations.

     In the event of the termination of this Agreement, all such books, records, or other information shall be returned to the Fund free from any claims or assertion of rights by the Subadviser. The Fund shall make available to the Subadviser on a reasonable basis all books and records which it maintains for Value Equity Series.

                                  ARTICLE VI
                                  ----------

                  Duration and Termination of this Agreement
                  ------------------------------------------

     This Agreement shall become effective as of the date first above written, and shall continue in effect for a period not to exceed two years after the later of the approval date by the Board of Directors, including a majority of the directors who are not parties to this Agreement or interested persons of any such party (the "Independent Directors") or the shareholders of Value Equity Series, in each case at a meeting pursuant to the requirements of the Investment Company Act. Thereafter, this Agreement shall continue in effect from year to year with respect to Value Equity Series so long as such continuance is specifically approved at least annually by: (1) the Board of Directors of the Fund or the vote of a majority of the outstanding voting securities of Value Equity Series, and (2) a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Fund's Board of Directors, by vote of a majority of the outstanding voting securities of Value Equity Series, or by the Investment Adviser or Subadviser, in each case on sixty days written notice to the other party. This Agreement may be terminated for "cause" at any time by the Fund's Board of Directors. "Cause" is defined and limited for this purpose to mean willful misfeasance, bad faith, or gross negligence by the Subadviser in the performance of its duties or reckless disregard by it or its obligations and duties under this Agreement. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory agreement between the Fund and the Investment Adviser.


                                  ARTICLE VII
                                  -----------

                                  Definitions
                                  -----------

     The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.


                                 ARTICLE VIII
                                 ------------

                         Amendments of this Agreement
                         ----------------------------

     When required by applicable law, this Agreement may be amended by the parties only if such amendment is specifically approved by: (1) the vote of a majority of the outstanding voting securities of Value Equity Series, and (2) a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Adviser agrees to advise the Subadviser immediately:

     (a) of any request by the SEC for amendments to the Prospectus or for additional information.

     (b) of the issuance by the SEC of any stop order suspending the effectiveness of the Fund's Prospectus or the initiation of any proceedings for that purpose.

     (c) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading.

     (d) of all actions of the SEC with respect to any amendments to the Fund's Prospectus.

     (e) of the happening of any event relating to the Investment Adviser which would have a material effect on its business.

     The Subadviser agrees to advise the Investment Adviser immediately:

     (a) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

     (b) of the happening of any event relating to the Subadviser that would have a material effect on its business.


                                  ARTICLE IX
                                  ----------

                                 Governing Law
                                 -------------

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia and the applicable provisions of the Investment Company Act.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                CL Capital Management, Inc.

                                By:  __________________________________

                                Its: __________________________________


                                INDAGO Capital Management Inc.

                                By:  __________________________________

                                Its: __________________________________

                            VOTING INSTRUCTION FORM

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
                            VALUE EQUITY PORTFOLIO

     Voting instructions solicited on behalf of the Board of Directors for a special meeting of shareholders of Value Equity Portfolio of Canada Life of America Series Fund, Inc. (The "Company"), on July 27, 1998 or any adjournment(s) (the "Meeting").

     I hereby instruct Canada Life Insurance Company of America ("CLICA") or Canada Life Insurance Company of New York ("CLNY") to vote the shares of Value Equity Portfolio of Canada Life of America Series Fund, Inc. (the "Company") as to which I am entitled to give instructions, as shown above at the Meeting to be held at 10:00 a.m. on July 27, 1998, Eastern time, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

     (1) To approve a subadvisory agreement between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to Value Equity Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for Value Equity Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for the Portfolio:

     Value Equity Portfolio    ____For         ____Against        ____Abstain

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR THIS PROPOSAL

               PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated
June __, 1998. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by notifying the President or the Assistant Secretary of the Company in writing.

________________________________________   _________________
Contract Owner Signature                   Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.

                            VOTING INSTRUCTION FORM

                    CANADA LIFE OF AMERICA SERIES FUND, INC.
                               MANAGED PORTFOLIO

     Voting instructions solicited on behalf of the Board of Directors for a special meeting of shareholders of Managed Portfolio of Canada Life of America Series Fund, Inc. (The "Company"), on July 27, 1998 or any adjournment(s) (the "Meeting").

     I hereby instruct Canada Life Insurance Company of America ("CLICA") or Canada Life Insurance Company of New York ("CLNY") to vote the shares of Managed Portfolio of Canada Life of America Series Fund, Inc. (the "Company") as to which I am entitled to give instructions, as shown above at the Meeting to be held at 10:00 a.m. on July 27, 1998, Eastern time, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

     (1) To approve a subadvisory agreement between CL Capital Management, Inc. ("CLCM") and INDAGO Capital Management Inc. ("INDAGO") with respect to the equity portion of Managed Portfolio, the material terms of which are substantially similar to those of the current advisory agreement for Managed Portfolio, except that INDAGO will act subject to the supervision of CLCM, and CLCM will be solely responsible for payment to INDAGO of the subadvisory fees payable for the Portfolio:

     Managed Portfolio    ____For         ____Against        ____Abstain

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR THIS PROPOSAL

               PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

     I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated
June __, 1998. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

     This instruction may be revoked at any time prior to the Meeting by notifying the Company's President or Assistant Secretary in writing.

___________________________________________  ______________
Contract Owner Signature                     Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his or her full title.